EXHIBIT 99.1

Andretti Acquisition Corp. Announces Effectiveness of Registration Statement and February 13, 2024 Extraordinary General Meeting of Shareholders to Approve Business Combination with Zapata AI

INDIANAPOLIS / BOSTON – (January 29, 2024) — Andretti Acquisition Corp. (“Andretti”) (NYSE: WNNR), a publicly traded special purpose acquisition company, announced today that its registration statement on Form S-4 (the “Registration Statement”) relating to the previously announced proposed business combination between Andretti and Zapata Computing, Inc. (“Zapata AI”), the Industrial Generative AI software company developing solutions and applications to solve enterprises’ hardest problems, has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). An Extraordinary General Meeting of Shareholders of Andretti (the “Special Meeting”) to approve the proposed business combination is scheduled to be held on February 13, 2024 at 10:00 am Eastern Time.

Andretti shareholders as of the close of business on January 4, 2024 will receive the definitive proxy statement/prospectus (the “Proxy Statement”) in connection with Andretti’s solicitation of proxies for the Special Meeting. The Proxy Statement contains a notice and proxy card relating to the Special Meeting. A copy of the Proxy Statement can be accessed via the SEC’s website at https://www.sec.gov/Archives/edgar/data/1843714/000119312524018153/0001193125-24-018153-index.htm.

The Special Meeting is to be held virtually and can be accessed at www.proxydocs.com/WNNR. If the proposals at the Special Meeting are approved, Andretti and Zapata AI anticipate that the business combination will close and shares of common stock and warrants of the combined entity will commence trading shortly thereafter on the New York Stock Exchange (NYSE) under the new symbols “ZPTA” and “ZPTA.WS”, respectively, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

Every shareholder’s vote counts, regardless of the number of shares held. Accordingly, Andretti requests that each shareholder complete, sign, date and return a proxy card (or cast their vote by telephone or internet as provided on each proxy card) as soon as possible and, if by mail, phone or internet, no later than 5:00 p.m. New York City time on February 12, 2024, to ensure that such shareholder's shares will be represented at the Special Meeting.

Shareholders who hold shares in “street name” through a broker, bank or other nominee should contact their broker, bank or nominee to ensure that their shares are voted at the Special Meeting.

If any Andretti shareholder does not receive the Proxy Statement, such shareholder should (i) confirm their Proxy Statement’s status with their broker or (ii) contact MacKenzie Partners, Inc., Andretti’s proxy solicitor, for assistance via e-mail at proxy@mackenziepartners.com or toll-free call at (800) 322-2885.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), is serving as exclusive financial advisor and lead capital markets advisor to Andretti Acquisition Corp. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to Andretti Acquisition Corp. Foley Hoag LLP is serving as legal counsel to Zapata.

About Zapata

Zapata AI is the Industrial Generative AI company, revolutionizing how enterprises solve their hardest problems with its powerful suite of Generative AI software. By combining numerical and text-based solutions, Zapata AI empowers industrial-scale enterprises to leverage large language models and numerical generative models better, faster, and more efficiently—delivering solutions to drive growth, savings and unprecedented insight. With proprietary science and engineering techniques and the Orquestra® platform, Zapata AI is accelerating Generative AI’s impact in Industry. The Company was founded in 2017 and is headquartered in Boston, Massachusetts. To learn more, visit: https://www.zapata.ai

About Andretti Acquisition Corp.

Andretti Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a business combination with one or more businesses or entities. Two key members of the management team are racing legends Mario and Michael Andretti. To learn more, visit: https://www.andrettiacquisition.com/.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the likelihood and ability of the parties to successfully consummate the transaction, and other statements that are not historical facts. These statements are based on the current expectations of Andretti Acquisition Corp.’s and Zapata AI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. These statements are subject to a number of risks and uncertainties regarding Zapata AI’s businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, ability to meet the closing conditions to the transaction, including approval by stockholders of Andretti Acquisition Corp. on the expected terms and schedule; delay in closing the transaction or failure to close the transaction within the period permitted under its governing documents; and those factors discussed in Andretti Acquisition Corp.’s Form 10-K for the year ended December 31, 2022, under Risk Factors in Part I, Item 1A, Registration Statement on Form S-4, as amended, first filed with the SEC on October 27, 2023, and other documents of Andretti Acquisition Corp. filed, or to be filed, with the SEC.

If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Andretti Acquisition Corp. or Zapata AI presently do not know or that Andretti Acquisition Corp. or Zapata AI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Andretti Acquisition Corp.’s or Zapata AI’s expectations, plans, or forecasts of future events and views as of the date of this communication. Andretti Acquisition Corp. or Zapata AI anticipate that subsequent events and developments will cause their assessments to change. However, while Andretti Acquisition Corp. or Zapata AI may elect to update these forward-looking statements at some point in the future, Andretti Acquisition Corp. or Zapata AI specifically disclaim any obligation to do so. These forward-

looking statements should not be relied upon as representing Andretti Acquisition Corp.’s or Zapata AI’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information and Where to Find It

In connection with the contemplated transaction, Andretti Acquisition Corp. has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes the Proxy Statement. Additionally, Andretti Acquisition Corp. has filed and will file other relevant materials with the SEC in connection with the transaction. A definitive proxy statement/final prospectus will also be sent to the stockholders of Andretti Acquisition Corp., seeking the required stockholder approval. This communication is not a substitute for the Registration Statement, the Proxy Statement, or any other document that Andretti Acquisition Corp. will send to its stockholders. Before making any voting or investment decision, investors and security holders of Andretti Acquisition Corp. are urged to carefully read the entire Registration Statement and Proxy Statement, and any other relevant documents filed with the SEC as well as any amendments or supplements to these documents, because they will contain important information about the transaction. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov.

In addition, the documents filed by Andretti Acquisition Corp. may be obtained free of charge from Andretti Acquisition Corp. at andrettiacquisition.com. Alternatively, these documents can be obtained free of charge from Andretti Acquisition Corp. upon written request to Andretti Acquisition Corp., 7615 Zionsville Road, Indianapolis, Indiana 46268, or by calling (317) 872-2700. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Andretti Acquisition Corp., Andretti Acquisition Corp.’s sponsors, Zapata AI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Andretti Acquisition Corp., in connection with the proposed transaction. Information regarding Andretti Acquisition Corp.’s directors and executive officers is contained in Andretti Acquisition Corp.’s Annual Report on Form 10-K for the year ended December 31, 2022, which is filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Zapata AI and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and the Proxy Statement and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance, or transfer of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Zapata Contacts

Investors: investors@zapata.ai

Media: press@zapata.ai

Andretti Acquisition Corp. Contacts

Investors

Eduardo Royes, ICR

ir@andrettiacquisition.com

Media

Matthew Chudoba, ICR

pr@andrettiacquisition.com